UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

CORENERGY INFRASTRUCTURE TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1100 Walnut Street, Suite 3350
Kansas City, Missouri 64106
April 18, 2023
Dear Fellow Stockholder:
You are cordially invited to attend the annual meeting of stockholders of CorEnergy Infrastructure Trust, Inc. (the “Company”) on May 24, 2023, at 10:00 A.M. Central Time, at 1100 Walnut Street, Kansas City, Missouri 64106 in the Marquise Room on the fourth floor.
At the meeting, you will be asked to vote on the following proposals: (1) to elect two directors of the Company, (2) to conduct a non-binding advisory vote to approve the compensation of named executive officers, (3) to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023, and (4) to consider and take action upon such other business as may properly come before the meeting including the postponement or adjournment thereof.
Accompanying this letter are answers to questions you may have about the proposals, the formal notice of the meeting, the Company’s proxy statement, which gives detailed information about the proposals and why the Company’s Board of Directors recommends that you vote to approve each of the proposals, as well as the Company’s Annual Report to stockholders for the fiscal year ended December 31, 2022. If you have any questions about the proxy or need any assistance in voting your shares, please call 1-877-699-CORR (2677).
Your vote is important. Please authorize a proxy to vote your shares as soon as possible by following the instructions located in the Company’s proxy statement to ensure that your shares will be represented and voted at the meeting even if you cannot attend. Even if you plan to attend the meeting, you are urged to vote your shares in accordance with these instructions.
Sincerely,
David J. Schulte
Chairman of the Board and
Chief Executive Officer

CORENERGY INFRASTRUCTURE TRUST, INC.
ANSWERS TO SOME IMPORTANT QUESTIONS
All capitalized terms used in the Q&A below are defined in the accompanying proxy statement.
Q.   WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?
A.   This proxy statement contains three proposals from the Company: (i) to elect two directors of the Company, (ii) to conduct a non-binding advisory vote to approve the compensation of named executive officers, and (iii) to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023.
Q.   WHEN AND WHERE IS THE ANNUAL MEETING?
A.   The annual meeting of stockholders of CorEnergy Infrastructure Trust, Inc. will be held on May 24, 2023, at 10:00 A.M. Central Time, at 1100 Walnut Street, Kansas City, Missouri 64106 in the Marquise Room on the fourth floor.
Q.   IS THE MEETING BEING HELD IN PERSON?
A.   We currently intend to hold our annual meeting in person. It is possible we may need to change to a virtual meeting for health or safety reasons.
Q.   HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?
A.   The Board of Directors unanimously recommends that you vote “FOR” Proposals 1, 2, and 3.
Q.   WHO IS ENTITLED TO VOTE?
A.   Anyone who is a stockholder of record of the Company’s common stock (the “Common Stock”) or Class B common stock (the “Class B Common Stock”) at the close of business on April 6, 2023, the Record Date, or holds a valid proxy for the meeting from a stockholder of record as of the close of business on the Record Date, is entitled to vote at the meeting. Every stockholder is entitled to one vote for each share of Common Stock or Class B Common Stock held.
Q.   HOW CAN I VOTE OR AUTHORIZE A PROXY TO VOTE MY SHARES?
A.   Voting is quick and easy. You may authorize a proxy to vote your shares via the Internet or telephone or by signing the enclosed proxy card or the voting instruction form received from your broker, if applicable (your ballot) and mailing it in the postage-paid envelope included in your package.
You may also vote in person if you are able to attend the meeting. If you hold your shares in “street name,” you will need to obtain a legal proxy from the broker, bank or other nominee that holds your shares of record in order to vote in person at the meeting. However, even if you plan to attend the meeting, we urge you to authorize a proxy to vote your shares utilizing one of the other options to ensure your vote is counted should your plans change.
The foregoing summarizes information that is included in more detail in the Proxy Statement. We urge you to
read the entire Proxy Statement carefully.
If you have questions, call 1-877-699-CORR (2677).

CORENERGY INFRASTRUCTURE TRUST, INC.
1100 Walnut Street, Suite 3350
Kansas City, Missouri 64106
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of CorEnergy Infrastructure Trust, Inc.:
NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of CorEnergy Infrastructure Trust, Inc., a Maryland corporation (the “Company”), will be held on May 24, 2023, at 10:00 A.M. Central Time, at 1100 Walnut Street, Kansas City, Missouri 64106 in the Marquise Room on the fourth floor for the following purposes:
1.
To consider and vote upon the election of two directors of the Company, to serve until the 2026 annual meeting of stockholders, and until their successors are duly elected and qualified;

2.
To consider and vote upon a non-binding advisory vote to approve the compensation of named executive officers;

3.
To consider and vote upon the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023; and

4.
To consider and take action upon such other business as may properly come before the meeting including the postponement or adjournment thereof.

The foregoing items of business are more fully described in the accompanying Proxy Statement.
We currently intend to hold our annual meeting in person.
Stockholders of record as of the close of business on April 6, 2023 are entitled to notice of and to vote at the meeting (or any postponement or adjournment of the meeting). If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the meeting, the meeting may be adjourned in order to permit further solicitation of proxies by the Company.
By Order of the Board of Directors of the Company,
Christopher Reitz
Corporate Secretary
April 18, 2023
Kansas City, Missouri
All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a legal proxy issued in your name.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 24, 2023:
This proxy statement, along with the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2022, is available on the internet at www.proxyvote.com. On this site, you will be able to access this proxy statement for the Annual Meeting and any amendments or supplements to the foregoing material required to be furnished to stockholders.

i

CODE OF ETHICS AND BUSINESS CONDUCT, OFFICERS CODE OF ETHICS AND CORPORATE GOVERNANCE POLICY	20
AVAILABILITY OF ANNUAL REPORT	20
HOUSEHOLDING OF PROXY MATERIALS	20
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2024 ANNUAL MEETING	21

ii

CORENERGY INFRASTRUCTURE TRUST, INC.
1100 Walnut Street, Suite 3350
Kansas City, Missouri 64106
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
April 18, 2023
This proxy statement is being sent to you by the Board of Directors of CorEnergy Infrastructure Trust, Inc. (the “Company”). The Board of Directors is asking you to complete and return a proxy, permitting your shares of the Company to be voted at the annual meeting of stockholders called to be held on May 24, 2023 (the “Annual Meeting”), by the proxy holders designated by the Board of Directors and named therein.
This proxy statement, the enclosed proxy and the Company’s Annual Report to stockholders for the fiscal year ended December 31, 2022, are first being mailed to stockholders on or about April 18, 2023.
The Company’s reports filed with the Securities and Exchange Commission (“SEC”) can be accessed on the Company’s website, http://investors.corenergy.reit/investors/financial-information, or on the SEC’s website (www.sec.gov). Information found and/or provided on any website for which an Internet address is furnished in this proxy statement, other than this proxy statement and the related materials provided at www.proxyvote.com as referenced below, is not part of the Company’s proxy soliciting materials and is not incorporated herein by reference.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 24, 2023:
This proxy statement, along with the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2022, is available on the internet at www.proxyvote.com. On this site, you will be able to access this proxy statement for the Annual Meeting and any amendments or supplements to the foregoing material required to be furnished to stockholders.
VOTING AT THE ANNUAL MEETING
Record Date and Outstanding Stock
The Board of Directors has fixed the close of business on April 6, 2023 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof as set forth in this proxy statement. Each share of the Company’s common stock (“Common Stock”) and the Company’s Class B common stock (“Class B Common Stock”) is entitled to one vote per share. As of the Record Date, the Company had 15,350,883 shares of its Common Stock issued and outstanding and 683,761 shares of its Class B Common Stock issued and outstanding, representing an aggregate of 16,304,644 votes that may be cast at the Annual Meeting by the holders of Common Stock and Class B Common Stock voting together as a single class.
Quorum Requirement
The presence, in person or by proxy, of stockholders representing one-third of the votes entitled to be cast at the Annual Meeting constitutes a quorum. For purposes of determining the presence or absence of a quorum, shares present at the Annual Meeting that are not voted (abstentions), and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares, as described below) will be treated as shares that are present at the meeting but have not been voted.
If a quorum is not present in person or by proxy at the meeting, or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the meeting, the chair of the meeting has the power to adjourn the Annual Meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the meeting.

How Proxies Will Be Voted
All proxies solicited by the Board of Directors of the Company that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be counted as a vote FOR the proposals described in this proxy statement.
How to Vote Your Shares
You may authorize a proxy to vote your shares for the Annual Meeting:
•
Via the Internet at http://www.proxyvote.com;

•
By telephone at 1-800-690-6903; and

•
By completing and signing the enclosed proxy card or the voting instruction form received from your broker, if applicable (your ballot).

You may also vote in person if you are a stockholder of record who is able to attend the Annual Meeting and satisfies the additional requirements described below under “Revoking a Proxy; Voting at the Annual Meeting.”
Votes Required for Approval
The affirmative vote of a majority of the votes cast by the holders of Common Stock and Class B Common Stock, voting as a single class, present or represented at the Annual Meeting is required to approve each of the proposals. Brokers are permitted to vote shares for which they have not received voting instructions from the account holder on Proposal 3. Brokers are not permitted to vote shares for which they have not received voting instructions from the account holder on Proposal 1 or Proposal 2 and thus these shares, if represented at the meeting, will be treated as abstentions on Proposal 1 and Proposal 2. Abstentions will have no impact on the outcome of the Proposals.
Revoking a Proxy; Voting at the Annual Meeting
You may revoke your proxy at any time by: (i) sending prior to the Annual Meeting a letter stating that you are revoking your proxy to the Secretary of the Company at the Company’s offices located at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106; (ii) properly executing and sending, prior to the Annual Meeting, a later dated proxy; (iii) voting again on a later date via Internet or telephone (in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted); or (iv) attending the Annual Meeting, requesting return of any previously delivered proxy, and voting in person.
Attendance at the Annual Meeting will not cause your previously signed proxy to be revoked unless you specifically so request. Please note that if your shares are held of record in the name of a bank, broker or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy, executed in your favor, from the holder of record. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.
Expenses and Solicitation of Proxies
The expenses of preparing, printing and mailing the proxy card, the accompanying notice and this proxy statement and all other costs in connection with the initial solicitation and voting of proxies will be borne by the Company. The Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Company. In order to obtain the necessary quorum at the Annual Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile, e-mail or personal interview by representatives of the Company, by the Company’s transfer agent, by brokers or their representatives. The Company will not pay any representatives of the Company any additional compensation for their efforts to supplement proxy solicitation. In addition, the Company has engaged the firm of Okapi Partners, an independent proxy solicitation firm, to assist in the solicitation of proxies for the Annual Meeting. The Company has agreed to pay Okapi Partners a fee of $11,000, plus costs and expenses, for these services.

SUMMARY
This summary highlights selected information contained in this proxy statement and does not contain all of the information you should consider in making your decision as to how to vote your shares. To better understand the matters discussed in this summary, and for a more complete description of the terms of the proposals, you should read this entire proxy statement and the other documents that are referred to in, and attached to, this proxy statement.
The Annual Meeting (see page 1)
Meeting Date and Time	May 24, 2023 at 10:00 A.M. Central Time
Location	1100 Walnut Street, Kansas City, Missouri 64106 Marquise Room, Fourth Floor
Record Date	Close of business on April 6, 2023
Outstanding Common Stock on the Record Date	15,350,883 shares
Outstanding Class B Common Stock on the Record Date	683,761 shares
Quorum	Presence, in person or by proxy, of stockholders entitled to cast one-third of the votes entitled to be cast at the Annual Meeting by the holders of Common Stock and Class B Common Stock, voting together as a single class
How to Vote	Internet: www.proxyvote.com Telephone: 1-800-690-6903 Mail: Complete and sign the enclosed proxy card In Person: See “Voting at the Annual Meeting — Revoking a Proxy; Voting at the Annual Meeting”
The Proposals
Proposal Number	Description	Vote Required
Proposal 1 (see page 4)	To elect two directors of the Company to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified	Majority of Votes Cast
Proposal 2 (see page 14)	To conduct a non-binding advisory vote to approve the compensation of named executive officers	Majority of Votes Cast
Proposal 3 (see page 15)	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023	Majority of Votes Cast
The Board of Directors unanimously recommends that you vote “FOR” Proposals 1, 2, and 3.

PROPOSAL 1
Election of Directors
The Board of Directors of the Company unanimously nominated Todd E. Banks and John D. Grier following the recommendation by the Compensation & Corporate Governance Committee of the Company, for election as directors at the Annual Meeting. Mr. Banks and Mr. Grier are being nominated for re-election and Mr. Banks is one of the Company’s four current independent directors. Mr. Banks currently serves as the Lead Independent Director and as a member of the Audit Committee and Compensation & Corporate Governance Committee. Mr. Grier, as a member of management, does not serve on the Company’s committees. Mr. Banks and Mr. Grier have consented to be named in this proxy statement and have agreed to serve if elected.
The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) “FOR” the election of Mr. Banks and Mr. Grier as directors of the Company. Currently, the Company has six directors, four of whom (the “Independent Directors”) are “independent” as defined under the New York Stock Exchange listing standards. In accordance with the Company’s charter, the Board of Directors is divided into three classes of equal size. The current terms of the directors of the different classes are staggered. The terms of Todd E. Banks and John D. Grier expire at the 2023 annual meeting of stockholders and when their successors are duly elected and qualify. The terms of David J. Schulte and Arkan Haile will expire at the 2024 annual meeting of stockholders and when their successors are duly elected and qualify. The terms of Conrad S. Ciccotello and Catherine A. Lewis expire at the 2025 annual meeting of stockholders and when their successors are duly elected and qualify.
The Board of Directors has nominated Mr. Banks and Mr. Grier for election to a term of service as directors that will expire at the 2026 annual meeting of stockholders, and until their successors are duly elected and qualified. If Mr. Banks or Mr. Grier are unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Company’s Board of Directors.
Each share of Common Stock and Class B Common Stock is entitled to one vote in the election of Mr. Banks and one vote in the election of Mr. Grier. Stockholders do not have cumulative voting rights. The Company’s Bylaws include a majority voting standard for directors in uncontested elections. The Bylaws also require any incumbent director nominee who does not receive a majority of the votes cast in an uncontested election to tender his or her resignation in writing to the Board promptly after the certification of the election results. The Compensation & Corporate Governance Committee will review and make a recommendation to the Board as to whether such resignation should be accepted or rejected, and the Board will review and take action on such recommendation within 90 days of the certification of the election results. The Company will publicly disclose the Board’s determination regarding any such tendered resignation and the rationale behind its decision in a filing with the SEC. The plurality vote standard will continue to apply to the election of directors in contested elections.
The following tables set forth each Board member’s name, age and position(s) with the Company and length of time served, principal occupation during the past five years, and other public company directorships held by each Board member. The address of each director is 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106.

Nominees For Director
Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Other Public Company Directorships Held by Director	Term Expires
Todd E. Banks(1) (Born 1963, Age 59)	Director since May 2017.	Co-Founder and Portfolio Manager, Blackthorn Investment Group, LLC since 1998; Managing Member Blackthorn Capital, LLC since 1998; Managing Member Blackthorn Lending since 2012; Director, Blackthorn Fund Ltd. from 2004 – 2015; Director, Cartasite, LLC from 2012 – 2014; Managing Director, Koch Industries from 1991 – 1998; Reservoir / Production Engineer, Shell Oil Company from 1986 – 1991.	None	2023
John D. Grier (Born 1956; Age 66)	Director and Chief Operating Officer since February 2021.	Founder of Crimson Midstream Holdings and its CEO from 2005 – 2021.	None	2023

(1)
Current Independent Director

Incumbent Directors Continuing in Office
Name and Age	Position(s) Held With The Company and Length of Time Served	Other Principal Occupation During Past Five Years	Other Public Company Directorships Held by Director	Term Expires
David J. Schulte (Born 1961; Age 62)	Chairman of the Board since January 2019; Director since December 2011; Chief Executive Officer since inception (2005); President from inception (2005) to April 2007 and from June 2012 to January 2023.	Managing Director of Tortoise Capital Advisors, L.L.C from inception in 2002 to 2015.	Western Midstream Partners, LP (NYSE: WES)(2)	2024
Arkan Haile(1) (Born 1971, Age 51)	Director since May 2022.	Senior Executive Advisor to the Mayor for Development and Special Projects (City and County of Denver) 2022 to present, Vice President/Senior Corporate Counsel at NGL Energy Partners LP from 2015 to 2022.	None	2024
Catherine A. Lewis(1) (Born 1952, Age 71)	Director since July 2013.	Retired in 2012. Formerly, Global Head of Tax for the Energy & Natural Resources Practice, KPMG, from 2002 – 2012. Arthur Andersen from 1986 – 2002. Certified Public Accountant (“CPA”) designation since 1987.	Garmin Ltd. (NYSE: GRMN)(3)	2025
Conrad S. Ciccotello(1) (Born 1960; Age 62)	Director since its inception (2005).	Director and Professor at the Reiman School of Finance in the Daniels College of Business at Denver University since 2017; Senior Consultant at Charles River Associates since 2020; Faculty member, Robinson College of Business, Georgia State University from 1999 to 2017; Investment Consultant to the University System of Georgia for its defined contribution retirement plan from 2008 – 2017; Published research on energy infrastructure MLPs and investment company performance; Research Fellow in TIAA Institute since 2007.	Tortoise Funds(4); Peachtree Alternative Strategies Fund(5)	2025

(1)
Current Independent Director

(2)
Mr. Schulte serves on the Special Committee and Audit Committee of the Western Midstream Partners, LP board.

(3)
Ms. Lewis serves on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Garmin Ltd. board.

(4)
The Tortoise Funds are Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise Midstream Energy Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”) and Tortoise Essential Assets Income Term Fund (“TEAF”). Mr. Ciccotello serves as Lead Independent Director and as a member of the Audit Committee of the Tortoise Funds’ board.

(5)
Mr. Ciccotello also serves as Chair of the Audit Committee and as a member of the Nominating Committee and the Valuation Committee, on the Peachtree Alternative Strategies Fund board.

Each director was selected to join the Company’s Board of Directors based upon their character and integrity, and their willingness and ability to serve and commit the time necessary to perform the duties of a director. In addition, as to each director other than Mr. Schulte and Mr. Grier, their status as Independent Directors, as to Mr. Banks, his asset management experience, and as to Mr. Grier, his role with Crimson Midstream Holdings, LLC (“Crimson”) were important factors in their selection as a director. No factor was by itself controlling. Mr. Grier was appointed to the Company’s Board of Directors effective February 4, 2021, in connection with the Company’s acquisition of a 49.5% voting interest in Crimson (with the right to acquire the additional 50.5% voting interest from Mr. Grier, subject to certain conditions), (collectively, the “Crimson Transaction”).
In addition to the information provided in the table above, each director possesses the following attributes:
•
Mr. Haile — executive and legal leadership roles within the energy midstream industry;

•
Ms. Lewis — executive and leadership experience in public accounting, and tax expertise in the energy sector;

•
Mr. Ciccotello — experience as a college professor, a Ph.D. in finance and knowledge of energy infrastructure MLPs;

•
Mr. Schulte — executive and leadership roles with the Tortoise Funds and the Company;

•
Mr. Banks — knowledge of energy operating companies and asset management experience; and

•
Mr. Grier — knowledge and leadership in acquiring and operating pipeline companies.

Our Board of Directors has reviewed whether any director has any relationship with the Company’s independent auditors that would preclude independence under SEC and NYSE rules, or any material relationship with the Company (either directly or as a partner, member, stockholder or officer of an organization that has a relationship with the Company) which could (directly or indirectly) materially impact the ability of such director or nominee to exert his or her independent judgment and analysis as a member of the Board. As a result of this review, the Board affirmatively determined that four of the Company’s six current directors were independent under the applicable standards of the SEC and NYSE. Mr. Schulte, our Chairman of the Board and our Chief Executive Officer and Mr. Grier, our Chief Operating Officer, were not deemed independent.
Mr. Schulte serves as Chairman of the Board of Directors. The appointment of Mr. Schulte as Chairman reflects the Board of Directors’ belief that his experience, familiarity with the Company’s day-to-day operations and access to individuals with responsibility for the Company’s management and operations provides the Board of Directors with insight into the Company’s business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Company’s business, legal and other needs and the orderly conduct of meetings of the Board of Directors. Mr. Banks currently serves as Lead Independent Director. The Lead Independent Director, among other things, chairs executive sessions of the directors who are Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and the Company’s management. The Independent Directors regularly meet outside the presence of management and are advised by legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of the Company’s size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.

Board of Directors Meetings and Committees
Our Board of Directors has established two standing committees: the Audit Committee and the Compensation & Corporate Governance Committee.
The Audit Committee
Members: Catherine A. Lewis (Chair) Todd E. Banks Conrad S. Ciccotello Arkan Haile 2022 Committee Actions: 6 meetings Governing Document: Audit Committee Charter, as amended effective July 30, 2014
The Audit Committee: (i) approves and recommends to the Board of Directors the election, retention or termination of the independent registered public accounting firm (the “independent auditors”); (ii) approves services to be rendered by the independent auditors and monitors the independent auditors’ performance; (iii) reviews the results of the Company’s audit; (iv) determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; (v) assists with implementation of the Company’s valuation procedures; and (vi) carries out additional responsibilities as outlined in the Committee’s Charter.
The Board of Directors has determined that each member of the Audit Committee is “financially literate” and is “independent” as defined under the applicable New York Stock Exchange listing standards. The Board of Directors has determined that Catherine A. Lewis and Conrad S. Ciccotello are “audit committee financial experts.” In addition to her executive and leadership experience in public accounting, Ms. Lewis has tax expertise in the energy sector. Mr. Ciccotello has experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements. Mr. Ciccotello also has a Ph.D. in Finance.

The Compensation & Corporate Governance Committee
Members:
Conrad S. Ciccotello
(Chair)
Todd E. Banks
Catherine A. Lewis
Arkan Haile
2022 Committee Actions:
7 meetings
Governing Document: Compensation & Corporate Governance Committee Charter,
as amended effective
August 4, 2022
The Compensation & Corporate Governance Committee serves the Board with respect to compensation, director nominations and governance matters. With respect to compensation matters, the Compensation & Corporate Governance Committee: (i) evaluates, recommends, approves and reviews executive compensation arrangements; (ii) administers the Company’s equity-based compensation plans and the Company’s bonus plan; (iii) evaluates, assesses and makes recommendations to the Board regarding non-employee director compensation; and (iv) makes recommendations to the Board its remaining responsibilities relating to executive compensation. With respect to director nominations and corporate governance matters, the Compensation & Corporate Governance Committee: (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance and develops and recommends to the Board corporate governance guidelines and procedures; and (iv) oversees the evaluation of the Board and management. The Compensation & Corporate Governance Committee also oversees sustainability and climate change matters, securities laws compliance and monitors compliance with the Company’s Code of Ethics and Business Conduct. The Compensation & Corporate Governance Committee has sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms or compensation consulting firm and may not delegate its authority.
The Compensation & Corporate Governance Committee will consider stockholder recommendations for nominees for membership to the Board of Directors. Recommendations should be directed to the Secretary of the Company at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106. Nominees

recommended by stockholders will be evaluated on the same basis as other nominees considered by the Compensation & Corporate Governance Committee. The Company’s Bylaws require all directors and nominees for directors, at the time of their nomination (i) to be at least 21, but less than 75, years of age and have substantial expertise, experience or relationships relevant to the business of the Company or (ii) to be a current director of the Company who has not reached 75 years of age. The Compensation & Corporate Governance Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications. The Compensation & Corporate Governance Committee also considers the broad background of each individual nominee for director, including how such individual would impact the diversity of the Board, but does not have a formal policy regarding consideration of diversity in identifying nominees for director.
The Board of Directors has determined that each member of the Compensation & Corporate Governance Committee is “independent” as defined under the applicable New York Stock Exchange listing standards.

Copies of each of the committee charter documents referenced above, as approved and adopted by the Board of Directors, are available on the Company’s website, https://investors.corenergy.reit/governance/governance-documents, and in print to any stockholder by written request directed to the Secretary of the Company at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106.
The Company’s Board of Directors met 15 times during 2022. Each director attended more than 75% of the aggregate of (i) the total number of Board meetings and (ii) the total number of meetings of Board committees on which the director served at the time during 2022. The Company does not have a policy with respect to Board member attendance at annual meetings. All of the directors of the Company attended the Company’s 2022 annual meeting.
Risk Management.   The Board of Directors’ role in the Company’s risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, the Company’s operations. In line with this oversight responsibility, the Board of Directors will receive reports and make inquiry at its regular meetings and as needed regarding the nature and extent of significant risks that potentially could have a materially adverse impact on the Company’s business operations, performance or reputation, but relies upon the Company’s management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from the Company’s management regarding its operations and activities, the Board of Directors, as part of its risk oversight efforts, will meet at its regular meetings and as needed with the Company’s management to discuss, among other things, risk issues and related issues regarding the Company’s policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time. For example, the Audit Committee will regularly meet with the Company’s independent public accounting firm to review, among other things, reports on internal controls for financial reporting.
The Board of Directors believes that not all risks that may affect us can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve the Company’s goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may not fully reflect all considerations that ultimately impact such risks.
Executive Sessions; Communicating with the Board.   Mr. Banks, in his capacity as Lead Independent Director, serves as the presiding director at all executive sessions of the Company’s independent directors. Executive sessions of the Company’s independent directors are held at least twice a year. Stockholders and any interested parties may communicate directly with the Lead Independent Director, or with the independent directors as a group, by following the procedure described below under “Stockholder Communications.”

Director Compensation
The following table sets forth certain information with respect to the compensation paid by the Company to each of our Independent Directors for their services as a director during fiscal year 2022. The Company does not have any retirement or pension plans.
Name of Person	Fees Earned or Paid in Cash (1)	Stock Awards	Total
Todd E. Banks(2)	$63,000	$50,000	$113,000
Conrad S. Ciccotello	62,000	50,000	112,000
Catherine A. Lewis	62,000	50,000	112,000
Arkan Haile	30,274	30,274	60,548

(1)
No amounts have been deferred for any of the persons listed in the table.

(2)
The fees earned in cash for Todd E. Banks include $1,000 of fees paid for attendance at the Board meetings of Crimson.

For 2022 each Independent Director received an annual cash retainer of $50,000 and an annual stock retainer of $50,000 each paid in quarterly installments. Additionally, the chairs of each Board committee and the lead director of the Board received an additional annual cash retainer of $12,000.
Equity Compensation Plan Information as of December 31, 2022
The following table sets forth information as to the Company’s Omnibus Equity Incentive Plan as of the end of the Company’s 2022 fiscal year:
Plan Category	(a) Number of securities to be issued upon exercise of the outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	674,312	N/A	2,244,871(1)
Equity compensation plans not approved by security holders	None	N/A	N/A
TOTAL	674,312	N/A	2,244,871

(1)
The number of shares of Common Stock remaining that may be issued under the Company’s Omnibus Equity Incentive Plan.

Required Vote
Mr. Banks and Mr. Grier will be elected by the vote of a majority of the votes cast by the holders of all shares of Common Stock and Class B Common Stock, voting as a single class, of the Company present at the meeting, in person or by proxy. This means that the number of shares voted “for” a director nominee must exceed the number of votes “against” that nominee. Since abstentions and broker non-votes, if any, count as shares that are “present” for purposes of establishing a quorum but do not count as votes “for” or “against” a nominee, they will have no effect on a nominee’s achievement of a majority of the votes cast. Each share of Common Stock and each share of Class B Common Stock is entitled to one vote in the election of Mr. Banks and Mr. Grier, respectively.
BOARD RECOMMENDATION
The Board of Directors of the Company unanimously recommends stockholders of the Company vote “FOR” the election of Mr. Banks and Mr. Grier as directors.

Information About Executive Officers
Information about Mr. Schulte, the Chairman of the Board and the Chief Executive Officer of the Company and Mr. Grier, a director and the Chief Operating Officer is found under “— Incumbent Directors Continuing in Office” and “— Nominees for Director” above. The following table sets forth each of our other executive officers’ name and age; position(s) held with the Company and length of time served; principal occupation during the past five years; and other public company directorships held by each such officer. The address of each officer is 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106. Each officer serves until his or her successor is elected and qualified or until his or her resignation or removal.
Name and Age	Position(s) Held With The Company and Length of Time Served	Other Principal Occupation During Past Five Years	Other Public Company Directorships Held by Officer
Robert L Waldron (Born 1971, Age 51)	President since January 2023, Chief Financial Officer since February 2021.	Chief Financial Officer of Crimson since September 2014; Investment Banker advising midstream clients on M&A, IPO and capital market transactions at Citi Group and UBS from 2007 – 2014; R&D Group at Dow Chemical from 1999 – 2007.	None
Christopher M. Reitz (Born 1966, Age 57)	Executive Vice President, General Counsel and Corporate Secretary since May 2022	Vice President, Corporate Development, Orizon Aerostructures, LLC from 2018 – 2022; Corporate Secretary, Caterpillar Inc. from 2010 – 2017; Assistant General Counsel, Entergy Corporation from 2008 – 2010; Senior Vice President, General Counsel and Corporate Secretary, Aquila, Inc. from 2005 – 2008	None
Christopher M. Huffman (Born 1980, Age 42)	Chief Accounting Officer since November 2021.	Chief Accounting Officer at Discovery Natural Resources LLC from 2012 to 2021, Controller at Great Western Oil and Gas Company from 2011 to 2012; Manager and other various positions at
		PricewaterhouseCoopers LLP (“PwC”) from 2004 to 2011.	None
Rick C. Kreul (Born 1956, Age 67)	President MoGas Pipeline, LLC since 2013.		None
EXECUTIVE COMPENSATION DISCLOSURE
Compensation of Executive Officers
This discussion outlines our executive compensation policies and decisions as they relate to the Company’s named executive officers (“NEOs”). Our compensation programs are structured to align the interests of our executive officers with the interests of our stockholders. The NEOs for 2022 were David J. Schulte, our Chief Executive Officer and Chairman of the Board of Directors, and Robert L Waldron, our President and Chief Financial Officer and Larry W. Alexander, our former President — Crimson California.
Prior to July 6, 2021, Mr. Schulte was an employee of our former management company Corridor InfraTrust Management, Inc (the “Manager”) and he did not receive compensation directly from us for services rendered to us. Mr. Schulte was an employee of, and held an ownership interest in, our former manager until our acquisition of the Manager and the internalization of management (the “Internalization”)

which closed on July 6, 2021, at which point Mr. Schulte became an employee of the Company and received a base salary.
Prior to February 1, 2021, Mr. Waldron and Mr. Alexander, as employees of Crimson, did not receive compensation from us.
Summary Compensation Table for Named Executive Officers
Name and Principal Position	Year	Salary	Nonequity Incentive Plan Compensation	Stock Awards	All Other Compensation(5)	Total
David J. Schulte ........................... Chief Executive Officer	2022	$500,000	$247,500	$305,206	$20,997	$1,073,703
	2021(1)	250,000	—	—	—	250,000
Robert L Waldron ........................ President and Chief Financial Officer	2022(2)	226,924	108,763	177,587	22,133	535,407
	2021(3)	334,000	344,000	—	11,800	689,800
Larry Alexander .......................... Former President – Crimson California	2022	443,210	443,210	—	9,183	895,603
	2021(4)	407,000	419,000	—	5,400	831,400

(1)
Excludes $250,000 in salary, $50,000 in bonus and $11,600 401(k) match that was paid by the Manager prior to the Internalization on July 6, 2021.

(2)
Excludes $136,736 in salary and $65,537 in bonus reimbursement the Company received from unaffiliated entities under a shared services agreement.

(3)
Excludes $139,000 in salary and $143,000 in bonus reimbursement the Company received from unaffiliated entities under a shared services agreement.

(4)
For the period from February 1, 2021 to December 31, 2021, following the Crimson Transaction.

(5)
Includes (i) 401(k) matching payments and (ii) dividends on restricted stock units.

Outstanding Equity Awards at Fiscal Year End
Name	Number of Unvested Restricted Stock Units(1)	Market Value of Restricted Stock Units That Have Not Vested
David J. Schulte	118,297	$247,241
Robert L Waldron	68,832	177,587

(1)
The restricted stock units were granted on May 26, 2022 and vest at a rate of one third on each March 15 thereafter. The executive must be employed on the vesting date.

Pay Versus Performance
The following table sets forth compensation information for our Chief Executive Officer, referred to below as our PEO, and our other named executive officers, or NEOs, for purposes of comparing their compensation to the value of stockholders’ investments and net income for 2022 and 2021.
Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO(1)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (TSR)	Net Income
2022	$1,073,703	$1,015,737	$670,354	$653,490	$63.76	$(9,519,669)
2021	$250,000	$250,000	$760,600	$760,600	$42.95	$(2,535,558)

(1)
2022 excludes $305,206 grant date value of restricted stock units and adds $247,241 year end value of restricted stock units

(2)
The Non-PEO NEOs are Robert L Waldron and Larry Alexander.

(3)
2022 excludes $177,587 grand date value of restricted stock units and adds $177,587 year end value of restricted stock units for Mr. Waldron.

Average PEO compensation increased from 2021 to 2022 versus negative TSR and declining net income during the same period, partially because the PEO only received compensation from the Company for a portion of 2021. Average Non-PEO NEO compensation decreased from 2021 to 2022 versus negative TSR and declining net income during the same period, partially because a third party reimbursed a greater portion of the President and Chief Financial Officer’s compensation. PEO compensation increased from 2021 to 2022 compared to a decrease in Non-PEO NEO compensation because the PEO only received compensation from the Company for a portion of 2021 and because a third party reimbursed a greater portion of the President and Chief Financial Officer’s compensation.
Potential Payments Upon Termination or Change in Control
If any of the current executives are terminated without cause or terminate their employment for good reason, as defined in their employment agreement, they will be entitled to a continuation of their salary for one year, reduced by any amounts they are paid by a subsequent employer.
Role of Executive Officers and Compensation Consultant in Compensation Decisions
The Compensation & Corporate Governance Committee has retained Compensation Advisory Partners (“CAP”) as its independent compensation consultant to make recommendations regarding the amounts and forms of executive and director compensation. The committee also considers advice and recommendations received from our Chief Executive Officer and President concerning the amounts and forms of executive compensation. CAP does not provide services to the Company other than the advice it provides to the committee.
COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION
None of the members of the Company’s Compensation & Corporate Governance Committee are or have been officers or employees of the Company or any of its subsidiaries. During the Company’s last completed fiscal year: (i) no executive officer of the Company served as a member of the compensation committee (or equivalent) of another entity, one of whose executive officers served on the Compensation & Corporate Governance Committee; (ii) no executive officer of the Company served as a director of another entity, one of whose executive officers served on the Compensation & Corporate Governance Committee; and (iii) no executive officer of the Company served as a member of the compensation committee (or equivalent) of another entity, one of whose executive officers served as a director of the Company.

PROPOSAL 2
Non-Binding Advisory Vote to Approve Executive Compensation
Description
We are asking our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers (“NEOs”) as disclosed in this proxy statement. We conduct this non-binding vote to approve executive compensation annually, and, unless the Board modifies its policy on the frequency of holding the non-binding vote to approve executive compensation, the next non-binding vote to approve executive compensation will take place at the 2024 Annual Meeting of Stockholders.
As described in detail in the Executive Compensation Disclosure section of this proxy statement, our executive compensation programs are designed to attract, retain, and incentivize highly skilled and performance-oriented talent, including our NEOs, who are critical to our success. Our Compensation & Corporate Governance Committee developed a compensation program which it believes aligns the interests of employees and stockholders.
Your vote is not intended to address any specific item of our compensation program, but rather to address our overall approach to the compensation of our NEOs described in this proxy statement. This vote on NEO compensation is advisory and therefore will not be binding on the Company, our Compensation & Corporate Governance Committee, or our Board. However, our Board and Compensation & Corporate Governance Committee value our stockholders’ opinions and will evaluate the results of the vote on the following resolution.
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s NEOs, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders, including the Executive Compensation Disclosure, compensation tables and narratives.”
Required Vote
Approval of the non-binding stockholder resolution that is the subject of this Proposal 2 will require the affirmative vote of a majority of the votes cast on the matter at the meeting by the holders of all shares of our Common Stock and Class B Common Stock, voting as a single class, present or represented at the Annual Meeting.
BOARD RECOMMENDATION
The Board of Directors of the Company unanimously recommends stockholders of the Company vote “FOR” the approval of the compensation of our Named Executive Officers, as disclosed in this proxy statement on an advisory basis.

PROPOSAL 3
Ratification of Selection of
Independent Registered Public Accounting Firm
The Board of Directors of the Company recommends that the stockholders of the Company ratify the selection of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. E&Y’s selection was approved by the Company’s Audit Committee and was also ratified and approved by the Board of Directors of the Company, including all of the Independent Directors.
E&Y has served as the Company’s independent registered public accounting firm since the Company’s commencement of operations on December 8, 2005, and does not have any direct financial interest or any material indirect financial interest in the Company. A representative of E&Y is expected to be available at the Annual Meeting, to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Company’s Audit Committee intends to meet quarterly in 2023 with representatives of E&Y to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.
Required Vote
E&Y will be ratified as the Company’s independent registered public accounting firm by the affirmative vote of a majority of the votes cast on the matter at the meeting by the holders of all shares of Common Stock and Class B Common Stock, voting as a single class, present or represented of the Annual Meeting.
BOARD RECOMMENDATION
The Board of Directors of the Company unanimously recommends that stockholders of the Company vote “FOR” the ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm.

AUDIT COMMITTEE REPORT
The Audit Committee of the Company reviews the Company’s annual financial statements with both management and the Company’s independent auditors, and carries out the additional responsibilities described above under “Board of Directors Meetings and Committees — the Audit Committee”.
The Audit Committee of the Company, in discharging its duties, has met with and has held discussions with management and the Company’s independent auditors. The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2022 with management of the Company and the Company’s independent auditors. Management of the Company has represented to the independent auditors of the Company and to the Audit Committee that the Company’s financial statements were prepared in accordance with U.S. generally accepted accounting principles.
The Audit Committee has also discussed with the independent auditors of the Company the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC. The independent auditors of the Company provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with representatives of the independent auditors of the Company their firm’s independence with respect to the Company.
Based on the Audit Committee’s review and discussions with management and the independent auditors referred to above, and the representations of management and the reports of the independent auditors to the committee, the Audit Committee recommended that the Board include the audited financial statements of the Company in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.
The Audit Committee of the Company.
Catherine A. Lewis (Chair)
Conrad S. Ciccotello
Todd E. Banks
Arkan Haile

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Company’s Audit Committee selected E&Y as the independent registered public accounting firm for its fiscal year ending December 31, 2023, and the Board of Directors has recommended that the Company’s stockholders ratify such selection pursuant to Proposal 3. E&Y is registered with the Public Company Accounting Oversight Board and has served as the Company’s independent registered public accounting firm since the Company’s commencement of operations on December 8, 2005.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FEES AND SERVICES
The following table sets forth the amounts of the aggregate fees billed to the Company by E&Y for the fiscal years ended December 31, 2022 and 2021, respectively:
	2022	2021
Audit Fees(1)	$1,160,000	$1,156,000
Audit-Related Fees(2)	—	46,000
Tax Fees(3)	300,000	445,000

(1)
For professional services rendered auditing the Company’s annual financial statements, reviewing interim financial statements, and reviewing the Company’s statutory and regulatory filings with the SEC. The audit fees for December 31, 2022 and December 31, 2021 are based on amounts billed and expected to be billed by E&Y.

(2)
For professional services rendered in connection with registration statements and other activities.

(3)
For professional services rendered to the Company for tax compliance, tax advice and tax planning.

The Audit Committee pre-approves: (i) the selection of the Company’s independent registered public accounting firm; (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Company; and (iii) the fees and other compensation to be paid to the independent registered public accounting firm. The Chair of the Audit Committee of the Company may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services, and such delegated pre-approvals will be presented to the full Audit Committee at its next meeting for ratification. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the Company’s adoption of these policies and procedures, the Audit Committee of the Company has pre-approved all audit and non-audit services provided to the Company by E&Y. None of these services provided by E&Y were approved by the Audit Committee pursuant to the de minimus exception.
OTHER MATTERS
The Board of Directors of the Company knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
At April 6, 2023, each director, each director nominee, each named executive officer and the directors and executive officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the number of shares of Common Stock and Class B Common Stock of the Company listed in the table below (or percentage of outstanding shares). Unless otherwise indicated, each individual has sole investment and voting power with respect to the shares listed in the table below.
Directors and Officers(1)	Number of Shares Common Stock	Percent of Class(2)	Number of Shares Class B Common Stock	Percent of Class(2)	Percent of Total Voting Shares
Independent Directors and Nominees
Todd E. Banks(3)	23,901	*	—	—	*
Conrad S. Ciccotello(4)	35,255	*	—	—	*
Catherine A. Lewis(5)	27,566	*	—	—	*
Arkan Halie	14,568	*	—	—	*
Directors and Additional Named Executive Officers
David J. Schulte(6)	673,742	4.39%	320,276	46.84%	6.20%
John D. Grier	10,321	*	—	—	*
Robert L Waldron	15,130	*	—	—	*
Rick Kreul	16,251	*	155,086	22.68%	1.07%
Christopher M. Huffman	5,582	*	—	—	*
Directors and Officers as a Group (9 Total)	822,316	5.36%	475,362	69.52%	8.09%

*
Indicates less than 1%.

(1)
Unless otherwise indicated, the business address of each of the individuals is 1100 Walnut, Suite 3350, Kansas City, MO 64106.

(2)
Based on 15,355,553 shares of Common Stock outstanding and 683,761 shares of Class B Common Stock outstanding as of April 6, 2023, as discussed elsewhere in this proxy statement.

(3)
Includes 621 shares of restricted stock received under the Director Compensation Plan.

(4)
Includes (i) 3,845 shares held in a trust of which Mr. Ciccotello is trustee; (ii) 402 shares held jointly with his wife and (iii) 2,412 shares of restricted stock received under the Director Compensation Plan.

(5)
Includes (i) 2,000 shares held in the Catherine A. Lewis Trust U/A dtd 7/11/2013 of which Ms. Lewis is a trustee and (ii) 3,483 shares of restricted stock received under the Director Compensation Plan.

(6)
Includes (i) 27,000 shares held jointly with his wife; and (ii) 2,570 shares held in accounts for spouse’s children, for which she is the custodian and for which Mr. Schulte disclaims beneficial ownership, (iii) 204,162 Class B Common Stock shares held by trust in which Mr. Schulte is the trustee, and (iv) 161,114 Class B Common Stock shares held by a corporation which is controlled by Mr. Schulte.

As of April 6, 2023 based on filings made under Section 13(g) of the Exchange Act, there are no persons known by us to be beneficial owners of more than 5% of our outstanding voting securities (Common Stock and Class B Common Stock).
The Company’s Code of Ethics and Business Conduct contains policies reasonably designed to promote compliance by directors, officers and employees with insider trading laws. Such persons are prohibited from hedging, selling short or pledging the Company’s securities as collateral.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Company has written policies and procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. The Company has written procedures which prohibit certain transactions with affiliates of the Company and require board approval of certain transactions with affiliated persons of the Company.
Mr. Grier and members of his family own interests in Crescent Midstream Holdings, LLC (“Crescent”), formerly a part of Crimson prior to the Crimson Transaction. Crescent entered into services agreements with Crimson for administrative, executive and control center services to facilitate its transition to independence from Crimson. For the year ended December 31, 2022, Crimson billed Crescent $808 thousand, for services provided.
DELINQUENT SECTION 16(a) REPORTS
Due to administrative oversight, during 2022 each of the Independent Directors filed one report for one transaction after the deadline required by Section 16(a) of the Securities Exchange Act.

STOCKHOLDER COMMUNICATIONS
Stockholders are able to send communications to the Board of Directors of the Company or to a particular director. Communications should be addressed to the applicable director or directors, in care of the Secretary of the Company at its principal office at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106. The Secretary will forward any communications received directly to the Board of Directors or the particular director, as applicable.
CODE OF ETHICS AND BUSINESS CONDUCT, OFFICERS CODE OF ETHICS
AND CORPORATE GOVERNANCE POLICY
The Company has adopted a code of ethics and business conduct, a code of ethics which applies to the Company’s principal executive officer and principal financial officer and a corporate governance policy. Each is available on the Company’s website https://investors.corenergy.reit/governance/governance-documents or in print to any stockholder who requests it from the Secretary of the Company at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106.
AVAILABILITY OF ANNUAL REPORT
The Company’s Annual Report includes its Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the SEC. The Company will furnish without charge upon written request a copy of its Annual Report on Form 10-K. The Annual Report on Form 10-K includes a list of all exhibits thereto. The Company will furnish copies of such exhibits upon written request and payment of its reasonable expenses in furnishing such exhibits. Each such request must include a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of the Company’s Common Stock or Class B Common Stock entitled to vote at the Annual Meeting of Stockholders. Such written request should be directed to the Company’s Secretary, CorEnergy Infrastructure Trust, Inc., 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106, (877)-669-CORR (2677).
HOUSEHOLDING OF PROXY MATERIALS
If you and other residents at your mailing address own Common Stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement (together, “proxy materials”). This practice is known as “householding.” If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our proxy materials to your address. If you wish to revoke your consent to householding, or to request householding if you are receiving multiple copies of our proxy materials, you must contact your broker, bank or other nominee.
If you did not receive an individual copy of the proxy materials, you can obtain a copy by contacting the Company’s Secretary, CorEnergy Infrastructure Trust, Inc., 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106, (877)-669-CORR (2677).

STOCKHOLDER PROPOSALS AND
NOMINATIONS FOR THE 2024 ANNUAL MEETING
Method for Including Proposals in the Company’s Proxy Statement.   Under the rules of the SEC, if you want to have a proposal included in the Company’s proxy statement for its next annual meeting of stockholders, that proposal must be received by the Secretary of the Company at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106, not later than 5:00 p.m., Central Time on December 22, 2023. Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act. Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.
Other Proposals and Nominations.   If you want to nominate a director, or to have other business considered at the Company’s next annual meeting of stockholders outside of the process for having a proposal included in the Company’s proxy statement pursuant to SEC Rule 14a-8, you must comply with the advance notice provision of the Company’s Bylaws. Under the Company’s Bylaws, nominations for director or other business proposals to be addressed at the Company’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Company at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106, at least 120 days (e.g., 5:00 P.M. Central Time on December 22, 2023), but no more than 150 days (e.g., 5:00 P.M. Central Time on November 22, 2023), prior to the anniversary of the date of mailing of the proxy materials for this year’s Annual Meeting (April 18, 2023); however, if we hold our 2024 annual meeting more than 30 days before or after the one-year anniversary of the date of this year’s Annual Meeting (May 24, 2023), we must receive the notice not earlier than the 150th day prior to the annual meeting date, and not later than the 120th day prior to the annual meeting date or the tenth day following the date on which we first publicly announce the date of the 2024 annual meeting. The stockholder must satisfy certain requirements set forth in the Company’s Bylaws, including ownership of at least one percent (1%) of the Company’s outstanding shares for a minimum period of at least three years prior to the date of such proposal or nomination and through the date of the related annual meeting, and the notice must contain specific information required by the Company’s Bylaws. With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain information regarding such person’s ownership of Company shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act. With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business. Any stockholder wishing to make a proposal should carefully read and review the Company’s applicable Bylaws. A copy of the Company’s Bylaws may be obtained by contacting the Secretary of the Company at 877-699-CORR (2677) or by writing the Secretary of the Company at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106.
These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the Company’s proxy statement under the rules of the SEC.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to our Secretary at the address set forth above that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 25, 2024 unless the required information has been provided in a preliminary or definitive proxy statement previously filed by the stockholder. If the date of the 2024 annual meeting is changed by more than 30 calendar days from May 24, 2024, then such notice must be provided by the later of 60 calendar days prior to the date of the 2024 annual meeting or the 10th calendar day following the day on which the Company publicly announces the date of the 2024 annual meeting. In order to comply with Rule 14a-19, the notice must be postmarked or transmitted electronically on or before the applicable deadline. The notice requirements under Rule 14a-19 are in addition to the applicable advance notice requirements under our bylaws as described above.
By Order of the Board of Directors
Christopher Reitz
Corporate Secretary

SCAN TO CORENERGY INFRASTRUCTURE TRUST, INC. VIEW MATERIALS & VOTE1100 WALNUT STREET, SUITE 3350Kansas City, MO 64106ATTN: Chris ReitzVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. Eastern Time the day before the cut-off date or meetingdate. Have your proxy card in hand when you access the website and follow theinstructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials,you can consent to receiving all future proxy statements, proxy cards and annual reportselectronically via e-mail or the Internet. To sign up for electronic delivery, please followthe instructions above to vote using the Internet and, when prompted, indicate thatyou agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxycard in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelopewe have provided or return it to Vote Processing, c/o Broadridge, 51 MercedesWay, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:          KEEP THIS PORTION FOR YOUR RECORDS-----------------------------------------------------------------------------------------------------------------------------------------------DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.The Board of Directors recommends you vote FOR the following:1. To elect to our Board of Directors, the following nominees, for terms expiring at the 2026 annual meeting ofstockholders:Nominees:For Against Abstain1A. Mr. Todd E. Banks   1B. Mr. John D. Grier   The Board of Directors recommends you vote FOR proposal 2. For Against Abstain2. Consideration of a non-binding advisory vote to approve executive compensation.   The Board of Directors recommends you vote FOR proposal 3. For Against Abstain3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for thefiscal year ending December 31, 2023.  For address change / comments, mark here. (see reverse side for instructions)Yes NoPlease indicate if you plan to attend this meeting Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name, by authorized officer.22-31605-1 C1.1 P28

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateImportant Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.-----------------------------------------------------------------------------------------------------------------------------------------------CORENERGY INFRASTRUCTURE TRUST, INC.Annual Meeting Of StockholdersMay 24, 2023 10:00 AM CDTThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoints David J. Schulte and Christopher Reitz each as proxies, each with the power to appoint hissubstitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this ballot, all of theshares of Common Stock and Class B Common Stock of CORENERGY INFRASTRUCTURE TRUST, INC. that the stockholder(s)is/ are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 10:00 AM CDT, on May 24, 2023, and any adjournmentor postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxywill be voted "For" each of the nominees in Proposal 1 and “For” Proposals 2 and 3. This Proxy may be voted in thediscretion of the proxy holders on any other matters that may properly come before the meeting or any postponement oradjournment thereof.Address change/comments:___ _______ ______(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)Continued and to be signed on reverse side